EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Ohr Pharamceutical, Inc (the “Company”) on Form 10K for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof )the “Report”), I, Andrew Limpert, Chief Executive Officer, Chief Operating Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 19, 2010

/s/  ANDREW LIMPERT

Name:  Andrew Limpert

Title: Interim Chief Executive Officer